Important Notice Regarding Change in
ETF Name, Index and Related Matters

GLOBAL X FUNDS
Global X Next Emerging & Frontier ETF (the “Fund”)

Supplement dated November 14, 2018 to the Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (“SAI”)
for the Fund, dated March 1, 2018.

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Statutory Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or around January 16, 2019 (the “Effective Date”).

	Current	New
Fund Name	Global X Next Emerging & Frontier ETF	Global X MSCI Next Emerging & Frontier ETF
Index Name	Solactive Next Emerging & Frontier Index	MSCI Select Emerging and Frontier Markets Access Index
Index Components	202	200*
Index Description
The Solactive Next Emerging & Frontier Index is designed to reflect equity performance of Next Emerging markets and Frontier markets companies, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of December 29, 2017, Next Emerging markets are defined as emerging market countries excluding the BRICs (Brazil, Russia, India and China) and excluding the most developed tier of emerging markets (South Korea and Taiwan). Frontier markets are those emerging market countries that generally have smaller economies or less developed capital markets. The Solactive Next Emerging & Frontier Index is comprised of common stocks, ADRs and GDRs of selected companies globally that are economically tied to these markets. The Solactive Next Emerging & Frontier Index screens the largest stocks according to free-float market capitalization, which may include small- or mid-cap companies, and weights them by modified liquidity.

The MSCI Select Emerging and Frontier Markets Access Index (the “Underlying Index”) is designed to reflect equity performance of select emerging markets and frontier markets companies while maintaining diversification across individual countries, sectors and issuers. The Underlying Index is constructed from the MSCI EFM ex BRICKT (Brazil, Russia, India, China, South Korea & Taiwan) Index (the “Parent Index”). Securities from the Parent Index are classified into emerging markets countries and frontier markets countries based on the market classification approach of MSCI, the provider of the Underlying Index (“Index Provider”). Constituents within each classification are weighted by free float adjusted market capitalization subject to applicable country, sector, and issuer capping constraints. As of November 14, 2018, the Underlying Index consisted of issuers in the following countries: Argentina, Bahrain, Bangladesh, Chile, Colombia, Czech Republic, Egypt, Greece, Indonesia, Jordan, Kazakhstan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Oman, Peru, Philippines, Poland, Qatar, Romania, South Africa, Thailand, Turkey, United Arab Emirates and Vietnam.

*Index constituents for the MSCI Select Emerging and Frontier Markets Access Index are as of November 14, 2018. The number of index constituents may change by the effective date (on or around January 16, 2019).
The current index is the Solactive Next Emerging & Frontier Index (the “Current Index”). The Current Index is designed to reflect equity performance of Next Emerging markets and Frontier markets companies, as defined by Solactive AG, the provider of the Current Index. The new index is the MSCI Select Emerging and Frontier Markets Access Index (the “New Index”). The New Index is designed to reflect equity performance of select emerging markets and frontier markets while maintaining diversification across individual countries, sectors and companies. The New Index is constructed from the MSCI EFM ex BRICKT (Brazil, Russia, India, China, South Korea & Taiwan) Index (the “Parent Index”). Securities from the Parent Index are classified into emerging markets countries and frontier markets countries based on the market classification approach of MSCI, the provider of the New Index.

As of the Effective Date, the following risks are added to the Summary Prospectus and Statutory Prospectus:

Risk of Investing in Indonesia: Investments in Indonesian issuers may subject the Fund to legal, regulatory, political, currency, security and economic risk specific to Indonesia. Among other things, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States.

Risk of Investing in South Africa: Investing in South African securities involves significant risks, including legal, regulatory and economic risks specific to South Africa. Among other things, South Africa’s economy is heavily dependent on its agriculture and mining sectors, and, thus, susceptible to fluctuations in the commodity markets.

Risk Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE